Exhibit 10.38
Vermillion, Inc.
6611 Dumbarton Circle
Fremont, CA 94555
August 29, 2007

To:	Quest Diagnostics Incorporated 1290 Wall Street West Lyndhurst, NJ 07071 Re: Registration Rights
Ladies and Gentlemen:
     Reference is made to the Securities Purchase Agreement dated August 23, 2007 (the “2007 Agreement”) by and among Vermillion, Inc. (formerly known as Ciphergen Biosystems, Inc.) and the Purchasers, including Quest Diagnostics Incorporated. Reference is also made to the Stock Purchase Agreement dated July 22, 2005 (the “2005 Agreement”) between Ciphergen Biosystems, Inc. and Quest Diagnostics Incorporated. Reference is made specifically to the Registration Rights found in Section 4 of the 2005 Agreement and in Section E of the 2007 Agreement.
     We hereby confirm that the defined term “Registrable Securities” in the 2005 Agreement shall include for all purposes the Shares issued to Quest Diagnostics Incorporated pursuant to the 2007 Agreement and the shares of common stock of Vermillion, Inc. issuable on the exercise of the warrant issued to Quest Diagnostics Incorporated pursuant to the 2007 Agreement. Quest Diagnostics Incorporated hereby waives all rights to register any of its shares pursuant to the Registration Rights contained in the 2007 Agreement. This waiver will also bind any assignees of Quest Diagnostics’ shares or warrants.
     If the foregoing properly reflects our agreement, please so indicate by acknowledging and agreeing below.
[Signature Page Follows]

Very truly yours, VERMILLION, INC.
By	/s/ Gail S. Page
	Name:	Gail S. Page
	Title:	CEO

Acknowledged And Agreed:
QUEST DIAGNOSTICS, INCORPORATED

By	/s/ Catherine I. Greany
Name: Catherine I. Greany
Title: VP, M & A and Strategy

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